UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 7, 2015

Bar Harbor Bankshares
(Exact name of Registrant as specified in its Charter)

Maine	001-13349	01-0393663
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

PO Box 400 82 Main Street Bar Harbor, Maine (Address of principal executive offices)	04609-0400 (Zip Code)

Registrant’s telephone number, including area code: (207) 288-3314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Description of Common Stock set forth in Exhibit 99.1 is being filed for the purpose of providing an updated description of the common stock of Bar Harbor Bankshares (the “Company”). The Description of Common Stock set forth in Exhibit 99.1 is incorporated herein by reference, modifies and supersedes any prior description of the common stock of the Company in any registration statement or report filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and forms promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Description of Common Stock.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bar Harbor Bankshares

Date: August 7, 2015	By: /s/ Marsha C. Sawyer
Marsha C. Sawyer
Corporate Clerk

Exhibit Index

Exhibit Number	Description

99.1	Description of Common Stock.